UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:	April 27, 2011
(Date of earliest event reported)

A. M. CASTLE & CO.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 North Wolf Road Franklin Park, Illinois 60131
(Address of principal executive offices)

Registrant's telephone number including area code: (847) 455-7111

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Item 1.01 Entry into a Definitive Material Agreement.

Effective April 27, 2011, A. M. Castle & Co. (the “Company” or “U.S. Borrower”), A. M. Castle & Co. (Canada) Inc., A. M. Castle Metals UK, Limited and the material domestic subsidiaries of the Company entered into a Second Amendment to the Credit Agreement, dated April 21, 2011, with Bank of America, N.A., as U.S. Agent (the “US Agent”), Bank of America, N.A., Canada Branch, as Canadian Agent (the “Canadian Agent”) and the lenders party thereto.  This Second Amendment amends the Amended and Restated Credit Agreement dated as of September 5, 2006, as amended January 2, 2008, among the Company, the Canadian Subsidiary, the US Agent, the Canadian Agent and the lenders party thereto (as amended, the “amended senior credit facility”).

Effective on the same date, the Company and its material domestic subsidiaries entered into an Amendment No. 3 to Note Agreement, dated April 21, 2011, with The Prudential Insurance Company of America and Prudential Retirement Insurance and Annuity Company to amend certain terms in its existing note agreement pursuant to which the Company previously issued its long-term notes so as to be substantially the same as the amended senior credit facility.

The Second Amendment to the Credit Agreement provides:  (i) for an amendment to the calculation of the covenant relating to the percentage of consolidated total assets of the Company and its material domestic subsidiaries that must be assets of the U.S. Borrower; and (ii) that for the purposes of determining compliance with the covenants contained in the amended senior credit facility, any election by the Company to measure an item of indebtedness using fair value (as permitted by Accounting Standards Codification 825 or any similar accounting standard) shall be disregarded.

The foregoing description does not purport to be complete and is qualified in its entirety by the Second Amendment to the Credit Agreement attached hereto as Exhibit 10.28 and Amendment No. 3 to Note Purchase Agreement attached hereto as Exhibit 10.29 to this Form 8-K and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Company’s 2011 Annual Meeting of Shareholders, held on April 28, 2011, the Company’s shareholders approved an amendment and restatement of the Company’s 2008 Restricted Stock, Stock Option and Equity Compensation Plan (“2008 Plan”), that, among other things, (i) increased the number of shares of the Company’s common stock reserved for issuance under the 2008 Plan by 750,000 shares; (ii) changed the name of the 2008 Plan from the “A.M. Castle & Co. 2008 Restricted Stock, Stock Option and Equity Compensation Plan” to the “2008 A.M. Castle & Co. Omnibus Incentive Plan”; (iii) permitted the Human Resources Committee (“Committee”) of the Board of Directors to grant performance-based cash awards, intended to comply with the exception to the tax deductibility limit under Section 162(m) of the Internal Revenue Code for performance-based compensation; (iv) permitted the Committee to grant such additional stock-based and cash-based incentives determined to be in the Company’s best interest and subject to such other terms and conditions that it deems appropriate; (v) updated the potential performance criteria applicable to performance awards under the 2008 Plan; (vi) required participants to repay to the Company or forfeit, as appropriate, any and all awards granted under the 2008 Plan to the extent required by applicable law or the “clawback” provisions of any policy adopted by the Committee or the Board of Directors; (vii) eliminated the granting of “reload options”; (viii) required, in the case of restricted stock or restricted stock unit awards that are not subject to the attainment of any performance criteria, a participant to continuously be employed or perform service with the Company or its related affiliates for a period of at least three years, subject to acceleration as determined by the Committee in its discretion; and (ix) made other changes relative to the administration of the 2008 Plan.  This amendment and restatement of the 2008 Plan was previously approved by the Company’s Board of Directors.  A summary of the material terms of the 2008 Plan, as amended and restated, is set forth in the Company’s definitive proxy statement relating to the 2011 Annual Meeting of Shareholders that was filed with the Securities and Exchange Commission on March 25, 2011 (the “Proxy Statement”), which summary is incorporated by reference herein.  The summary is qualified in its entirety by reference to a copy of the 2008 Plan, as amended and restated, which is attached hereto as Exhibit 10.30 to this Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held its annual shareholders’ meeting on April 28, 2011.  The final voting results of the proposals submitted to a vote of the shareholders are set forth below:

Proposal 1: The following nominees were elected to the Board of Directors to serve a one-year term expiring at the 2012 annual meeting of stockholders or until their successors are duly elected and qualified.  There were no abstentions with respect to this matter.  The results of the voting for the election of directors were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Brian P. Anderson	18,814,117	30,919	2,603,997
Thomas A. Donahoe	18,814,698	30,337	2,603,997
Ann M. Drake	18,768,638	76,398	2,603,997
Michael H. Goldberg	18,807,504	37,531	2,603,997
Patrick J. Herbert, III	17,354,950	1,490,085	2,603,997
Terrence J. Keating	18,816,285	28,750	2,603,997
James D. Kelly	18,731,920	113,115	2,603,997
Pamela Forbes Lieberman	18,816,493	28,543	2,603,997
John McCartney	18,792,710	52,325	2,603,997
Michael Simpson	18,502,718	342,318	2,603,997

Proposal 2: The Company’s shareholders approved the advisory vote on executive compensation.  The results of the voting were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
18,533,326	111,684	200,025	2,603,998

Proposal 3: The Company’s shareholders indicated their preference, on an advisory basis, that the advisory vote on executive compensation be held annually.  The results of the voting were as follows:

1-Year	2-Years	3-Years	Abstain	Broker Non-Vote
16,564,332	769,666	1,374,899	136,138	2,603,997

Proposal 4: The Company’s shareholders approved an amendment and restatement of the 2008 Plan (see item 5.02 above for a description of the amendment and restatement of the 2008 Plan).  The results of the voting were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
18,594,651	119,923	130,461	2,603,998

Proposal 5: The Company’s shareholders approved an amendment to the 2008 Plan to increase the number of shares authorized for issuance under the 2008 Plan from 2,000,000 to 2,750,000.  The results of the voting were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
13,454,212	5,257,851	132,972	2,603,998

Proposal 6: The Company’s shareholders approved the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.  There were no broker non-votes with respect to this matter.  The results of the voting were as follows:

Votes For	Votes Against	Votes Abstained
21,347,812	91,795	9,426

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. M. CASTLE & CO.

May 3, 2011	By:	/s/ Robert J. Perna
Robert J. Perna
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page Number
10.28
Second Amendment to Amended and Restated Credit Agreement, dated April 21, 2011, by and between A. M. Castle & Co., A.M. Castle & Co. (Canada) Inc., A.M. Castle Metals UK, Limited, certain subsidiaries of the Company, the lenders party thereto, Bank of America, N.A., as U.S. Agent and Bank of America, N.A., Canada Branch, as Canadian Agent.

EX-1
10.29	Amendment No. 3 to Note Agreement, dated April 21, 2011, between the Company and The Prudential Insurance Company of America and Prudential Retirement Insurance and Annuity Company.	EX-7
10.30	2008 A.M. Castle & Co. Omnibus Incentive Plan, as amended and restated as of April 28, 2011.	EX-13